TILSON DIVIDEND FUND
TILSON FOCUS FUND

SUPPLEMENT DATED JULY 25, 2012 TO THE
PROSPECTUS DATED FEBRUARY 29, 2012 (THE “PROSPECTUS”),
AS SUPPLEMENTED JUNE 28, 2012 (THE “SUPPLEMENT”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND THE SUPPLEMENT AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE SUPPLEMENT.

As previously disclosed in the Supplement, Glenn Tongue has been appointed to be the sole portfolio manager for the Tilson Focus Fund (the “Fund”, and together with the Tilson Dividend Fund, the “Funds”).

In connection with Mr. Tongue’s new role as the sole portfolio manager to the Fund, Mr. Tongue and Whitney Tilson, the founder of the Tilson Mutual Funds, are currently considering alternatives to better reflect Mr. Tongue’s increased responsibilities with respect to the Fund. In connection with and in preparation for the foregoing, Mr. Tongue is establishing a new investment advisory firm, the sole principal of which will be Mr. Tongue, and Mr. Tongue and Mr. Tilson, the principals of T2 Partners Management LP, the investment adviser to the Funds (the “Advisor”), are contemplating a reorganization of the Advisor such that Mr. Tilson will become the Advisor’s sole principal.

Shareholders will be notified when such developments are finalized, and can expect to receive a proxy statement from the Funds to the extent that the same is required under applicable law in connection with any proposed changes to, or the effect of any of the above-described transactions on, the Funds’ investment advisory or investment sub-advisory agreements.

Investors should Retain This Notice for Future Reference